CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL GOVERNMENT MONEY MARKET FUND
Servicing Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

Supplement dated June 2, 2017, to the
 Prospectus dated January 31, 2017

The first paragraph in the section titled “Purchase and Sale of Fund Shares” on page 5 of the Prospectus is replaced in its entirety with the following:

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms, including retirement plan accounts and individual retirement accounts (“IRAs”) maintained at City National Bank or City National Securities. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-025-0100